AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 13, 1999
                                                      Registration No. 333-47077
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                ----------------

                                  DYNAGEN, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                                        04-3029787
  (State or other jurisdiction                            (I.R.S. employer
 of incorporation or organization)                      identification number)



                               840 MEMORIAL DRIVE
                         CAMBRIDGE, MASSACHUSETTS 01239
                                 (617) 491-2527
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                ----------------
                                C. ROBERT CUSICK
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                  DYNAGEN, INC.
                               840 MEMORIAL DRIVE
                         CAMBRIDGE, MASSACHUSETTS 01239
                                 (617) 491-2527
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)


                                ----------------
                                   Copies to:
                             DAVID A. BROADWIN, ESQ.
                             FOLEY, HOAG & ELIOT LLP
                             ONE POST OFFICE SQUARE
                           BOSTON, MASSACHUSETTS 02109
                                 (617) 832-1259

                                ----------------


      The Registrant hereby withdraws from registration all of those shares of its common stock, $.01 par value per share, registered pursuant to its Registration Statement on Form S-3 (registration number 333-47077) for sale from time to time by the selling stockholder named in such Registration Statement which have not been sold as of the time of filing of this Post-Effective Amendment No. 1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cambridge, Commonwealth of Massachusetts, as of July 12, 1999.


                                           DYNAGEN, INC.

                                           By  /s/ C. Robert Cusick
                                           -------------------------------------
                                           President and Chief Executive Officer



      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated as of July 12, 1999.

           SIGNATURE                       DATE                         TITLE
           ---------                       ----                         -----
                                                           President, Chief Executive Officer,
/S/ C. ROBERT CUSICK                   July 12, 1999       Treasurer and Director
-------------------------------------------------------    (Principal Executive Officer, Principal
    C. ROBERT CUSICK                                       Financial and Accounting Officer)



/S/ DHANANJAY G. WADEKAR               July 12, 1999       Executive Vice President and Director
-------------------------------------------------------
    DHANANJAY G. WADEKAR



/S/ F. HOWARD SCHNEIDER*               July 12, 1999       Director
-------------------------------------------------------
    F. HOWARD SCHNEIDER



/S/ STEVEN GEORGIEV*                   July 12, 1999       Director
-------------------------------------------------------
    STEVEN GEORGIEV


* by Dhananjay G. Wadekar, as attorney-in-fact